UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 29, 2019

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

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RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

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Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (LR.S. Employer Identification No.)
11250 El Camino Real, Suite 200 San Diego, California	(858) 677-0900 (Registrants' Telephone Number, Including Area Code)	92130 (Zip Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

[_]    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
5.1	Opinion of Clifford Chance US LLP (including consent of such firm)
23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2019	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: April 29, 2019	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer